Centennial America Fund, L.P.

Prospectus dated April 23, 1997

Centennial America Fund, L.P. is a no-load "money market" mutual fund with the investment objective of seeking as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective through a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in, or having been called for redemption in, 397 days or less. The Fund seeks to generate income that is not subject to payment or withholding of U.S. Federal income tax for qualifying foreign investors.

         An investment in the Fund is neither insured nor guaranteed by the U.S. Government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so.

     Shares of the Fund may be purchased only by foreign investors who are not treated as U.S. citizens or residents or as U.S. corporations, partnerships, trusts or estates under the U.S. Internal Revenue Code of 1986, as amended.

         Shares of the Fund may be purchased directly from brokers or dealers having sales agreements with the Fund's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Fund's Distributor has entered into agreements for that purpose. See "How to Buy Shares" in this Prospectus. Program participants should also read the description of the Program provided by their broker.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 23, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Fund's Transfer Agent, at 1-800-525-9310 (within the U.S.) or 303-671-3200 (from outside the U.S.) or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

         ABOUT THE FUND

         Expenses
         Financial Highlights
         Performance of the Fund
         Investment Objective and Policies
         Investment Restrictions
         How the Fund Is Managed

         ABOUT YOUR ACCOUNT

         How to Buy Shares
                  Special Tax Considerations
                  Purchases Through Automatic Purchase and Redemption
                  Programs
                  Direct Purchases
                           Payment by Check
                           Payment by Federal Funds Wire
                           Automatic Investment Plan
                  Guaranteed Payment
                  General
                  Service Plan
         How to Sell Shares
                  Program Participants
                  Shares of the Fund Owned Directly
                           Regular Redemption Procedures
                           Expedited Redemption Procedures
                           Check Writing
                           Telephone Redemptions
                           Automatic Withdrawal Plans
                  General Information on Redemptions
         Exchanges of Shares
         Distributions and Taxes

ABOUT THE FUND

Expenses

The following tables set forth the fees that an investor in the Fund might pay and expenses paid by the Fund during its fiscal year ended December 31, 1996. All monetary amounts set forth in this Prospectus are in U.S. dollars.

         o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
     (as a percentage of the offering price)                 None
------------------------------------------------------------------
Maximum Sales Charge on Reinvested Distributions             None
------------------------------------------------------------------
Redemption Fees                                              None(1)
-------------------------------------------------------------------
Exchange Fee                                                 None

(1) There is a $10 transaction fee for redemption proceeds paid by Federal Funds wire.

         o Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                               0.45%
-------------------------------------------------------------------
12b-1 Service Plan Fees                                       0.19%
------------------------------------------------------------------
Other Expenses                                                0.22%
-------------------------------------------------------------------
Total Fund Operating Expenses                                 0.86%

         The purpose of these tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly (shareholder transaction expenses) or indirectly (annual fund operating expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit, legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Fund's financial statements included in the Statement of Additional Information.

         o Example. The following example applies the above-stated expenses to a hypothetical $1,000 investment in shares of the Fund over the time periods shown below, assuming a 5% annual rate of return on the investment and also assuming that the shares are redeemed at the end of each stated period. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown.

 1 year                3 years               5 years               10 years
 ------                -------               -------               --------
 $9                    $27                   $48                   $106

         This example shows the effect of expenses on an investment but is not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. The information for the fiscal years ended December 31, 1990 through 1996 has been audited by Deloitte & Touche LLP, the Fund's independent auditors. The information for the fiscal period May 14, 1987 (commencement of operations) through December 31, 1987 and each of the fiscal years ended December 31, 1988 and 1989, was audited by the Fund's prior independent auditors. The report of Deloitte & Touche LLP, on the financial statements of the Fund for its fiscal year ended December 31, 1996, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED DECEMBER 31,
                                                    1996       1995      1994     1993     1992    1991(2)  1990(2)(3) 1989(2)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $1.00      $1.00     $1.00    $1.00    $1.00    $1.00    $1.00     $1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain              .05        .04       .03      .02      .03      .14      .10       .08
Dividends and distributions to shareholders         (.05)      (.04)     (.03)    (.02)    (.03)    (.14)    (.10)     (.08)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $1.00      $1.00     $1.00    $1.00    $1.00    $1.00    $1.00     $1.00
                                                 ----------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                 4.69%      4.56%     2.91%    2.23%    3.92%    0.35%     N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $18,661    $11,102    $6,201   $4,349   $5,253   $5,056   $5,486    $8,167
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $16,998     $7,862    $5,693   $4,780   $5,323   $5,217   $6,819    $8,589
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               4.52%      4.48%    2.89%     2.22%    3.64%    7.08%    7.87%     8.15%
Expenses, before voluntary reimbursement by
the Manager                                         0.86%      1.48%    1.47%     1.34%    1.86%    2.00%    1.96%     1.96%
Expenses, net of voluntary reimbursement by
the Manager                                          N/A        N/A      N/A      1.13%    0.60%    1.91%     N/A      1.62%



                                                 YEAR ENDED DECEMBER 31,
                                                   1988(2)   1987(1)(2)
----------------------------------------------------------------------
----------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $1.00     $1.00
----------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain             .09       .05
Dividends and distributions to shareholders        (.09)     (.05)
----------------------------------------------------------------------
Net asset value, end of period                    $1.00     $1.00
                                                  --------------------
                                                  --------------------
----------------------------------------------------------------------
----------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                 N/A       N/A
----------------------------------------------------------------------
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $8,808    $8,190
----------------------------------------------------------------------
Average net assets (in thousands)                $9,949    $3,573
----------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              8.77%     8.32%(5)
Expenses, before voluntary reimbursement by
the Manager                                        2.14%     3.05%(5)
Expenses, net of voluntary reimbursement by
the Manager                                        0.92%     0.74%(5)

1.  For the period from May 14, 1987 (commencement of operations) to
    December 31, 1987.
2.  All numbers of shares and per share data have been restated to reflect a
    10.51 for 1     stock split effective December 5, 1991.
3.  On May 25, 1990, OppenheimerFunds, Inc. became the investment adviser to the Fund.
4.  Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one full year.  Total returns reflect changes in net investment income only.
5.  Annualized.


Performance of the Fund

Explanation of "Yield". From time to time the "yield" and "compounded effective yield" of an investment in the Fund may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Fund is the income generated by an investment in the Fund over a seven day period, which is then "annualized". In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Fund is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the "yield" because of the effect of the assumed reinvestment. See "Performance of the Fund" in the Statement of Additional Information for additional information about the methods of calculating these yields.

Investment Objective and Policies

The Fund is a no-load "money market" fund. It is an open-end, diversified management investment company organized as a Delaware limited partnership on March 5, 1987. The Fund is organized as a limited partnership to permit the income earned by the Fund on its portfolio to flow through to its foreign shareholders (who are limited partners) without being subject to U.S. Federal income tax. The Fund's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Purchase, Redemption and Pricing of Shares -Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). The value of Fund shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts may be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. There can be no assurance, however, that the Fund's net asset value will not vary or that the Fund will achieve its investment objective. Prior to December 6, 1991, the Fund was a longer-term government securities fund that had a fluctuating net asset value per share and an investment objective of seeking high current income and safety of principal and had no restrictions on the maturity of the securities in its portfolio. The Fund's investment policies and practices are not "fundamental" policies (as defined below) unless a particular policy is identified as fundamental. See "Investment

Restrictions." The Managing General Partners may change non- fundamental investment policies without shareholder approval.

Objective. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To produce income that is not subject to U.S. Federal income tax withholding for its shareholders, the Fund invests in U.S. Government Securities issued after July 18, 1984, in registered form. In seeking its objective, as a matter of fundamental policy, the Fund may invest only in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), having a maturity of, or having been called for redemption in, 397 days or less, or in repurchase agreements (described below) under which such obligations are purchased. The Fund intends to invest at least 75% of its total assets in U.S. Government Securities under normal market conditions. The securities in which the Fund may invest may not yield as high a level of current income as longer-term or lower-rated securities, which generally have less liquidity and experience greater price fluctuation.

Eligible Investors. The Fund is designed exclusively for investors who are not treated as U.S. citizens or residents or as U.S. corporations, partnerships, trusts or estates under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Shares of the Fund are offered only to such foreign investors, who must provide certification of their foreign status to the Fund on Form W-8 on purchasing their shares (see "How to Buy Shares"). Because of 1987 changes to the Internal Revenue Code applicable to publicly-traded limited partnerships such as the Fund, after December 31, 1997, the Fund will be treated as if it were a corporation for Federal income tax purposes and its distributions will be treated as "distributions" subject to withholding. See "Distributions and Taxes."

Investment Risks. The Fund intends to exercise due care in the selection of its portfolio securities. However, there is a risk that some of the issuers of the Fund's portfolio securities might not be able to meet their duties and obligations on interest or principal payments at the time called for by the instrument. There is also the risk that because of a redemption demand by shareholders of the Fund greater than anticipated by OppenheimerFunds, Inc. (the "Manager"), some of the Fund's portfolio securities might have to be liquidated prior to maturity at a loss. Any of these risks, if encountered, could cause a reduction in the net asset value of the Fund's shares.

         The Fund does not intend to purchase or sell securities for trading purposes because that activity may cause the Fund to be deemed to be "engaged in a trade or business" in the United States for U.S. Federal income tax purposes, which would affect the withholding status of its distributions to foreign investors (See "Distributions and Taxes," below). It is the intention of the Fund to purchase securities and hold them until maturity to generate portfolio interest income, not capital gains, and therefore the Fund normally does not intend to sell securities prior to their scheduled maturities. However, the Fund may sell securities prior to maturity for unanticipated liquidity purposes.

Investment Policies. In seeking its objective, the Fund may invest in the types of securities listed below.

         o U.S. Government Securities. Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less, Treasury notes have maturities from one to ten years, and Treasury bonds generally have maturities of greater than ten years at the date of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities, also include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Bank, Federal Land Bank, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Federal National Mortgage Association and the Student Loan Marketing Association. The Fund will not invest in securities issued by the Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development or in pooled mortgages offered by the Federal Housing Administration or Veterans Administration.

     Obligations of some U.S. Government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as the Federal

National Mortgage Association, by the discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to enter into such transactions for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

         o  Repurchase  Agreements.  Pending the  investment  of the proceeds of sales of its shares or portfolio securities, or pending distributions to shareholders, or for liquidity purposes based on reasonably anticipated liquidity needs of the Fund, or in times of extraordinary market uncertainty for defensive purposes to preserve capital, the Fund may acquire U.S. Government Securities subject to repurchase agreements. The repurchase agreement is collateralized by the underlying security. The Fund's repurchase agreements must comply with the collateral requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). If the vendor fails to pay the agreed upon repurchase price on the delivery date, the Fund's risks may include any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into repurchase transactions that will cause more than 25% of the Fund's total assets to be subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 5% of its total assets to be subject to repurchase agreements having a maturity beyond seven days. See "Repurchase Agreements" in the Statement of Additional Information for further details.

Ratings of Securities.  Under Rule 2a-7 of the Investment Company
Act, the Fund uses the amortized cost method to value its portfolio securities to determine the Fund's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under Rule 2a-7, the Fund may purchase only U.S. dollar denominated securities that the Manager, under procedures approved by the Fund's Managing General Partners has determined have minimal credit risks and are "Eligible Securities," as defined below.

         With respect to ratings, an "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations.

         The Rule permits the Fund to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under Rule 2a-7, the Fund may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, the Fund may not invest more than (i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities), or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. The Fund's Managing General Partners must approve or ratify the purchase of Eligible Securities that are unrated (other than U.S. Government Securities) or are rated by only one Rating Organization. Additionally, under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Fund's Managing General Partners have adopted procedures under Rule 2a-7 pursuant to which they have delegated to the Manager their responsibility of conforming the Fund's investments with the requirements of Rule 2a-7 and those procedures.

         The Statement of Additional Information contains additional information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require sale of that security. The rating restrictions described in this Prospectus do not apply to banks in which the Fund's cash is kept. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Restrictions

The Fund has certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting securities. Under some of those restrictions, the Fund cannot: (a) invest in any security other than U.S. Government Securities, mortgage-backed securities, and securities issued by private entities unless the mortgage collateral underlying such securities is insured, guaranteed, or otherwise backed by the U.S.
Government or one or more of its agencies or instrumentalities; (b) borrow money, except from banks for temporary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets; no assets of the Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 7.5% of the Fund's total assets; borrowings may not be made for investment leverage, but only for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous; however, the Fund may enter into when-issued and delayed delivery transactions; (c) enter into a repurchase transaction that will cause more than 25% of the Fund's total assets to be subject to such agreements; (d) make loans, except that the Fund may purchase or hold debt obligations permitted by its other fundamental policies and may enter into repurchase transactions collateralized by cash or U.S. Government Securities having a value equal at all times to at least 100% of the value of the securities loaned, including accrued interest; (e) purchase restricted or illiquid securities (including repurchase agreements of more than seven days' duration and other securities that are not readily marketable) if more than 5% of the Fund's total assets would be invested in such securities; or (f) purchase any securities (other than U.S. Government Securities) that would cause more than 5% of the Fund's total assets to be invested in securities of a single issuer, or purchase more than 10% of the outstanding voting securities of an issuer.

Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund's Managing General Partners have overall responsibility for the management of the Fund in accordance with the laws of Delaware governing the responsibilities of general partners of limited partnerships. The Managing General Partners function like a board of directors. They establish the Fund's policies and supervise and review its management and operations pursuant to an Agreement of Limited Partnership summarized below and reprinted in the Statement of Additional Information. The Fund's investment adviser, OppenheimerFunds, Inc., is responsible for the day-to-day operation of the Fund's business. The Fund also has a corporate Non-Managing General Partner that does not participate in the management of the Fund, but which is obligated (together with the Managing General Partners) to maintain an investment in the Fund equal to 1% of its assets. Oppenheimer Partnership Holdings, Inc., the Non-Managing General Partner, is a wholly owned subsidiary of the Manager. A list of the Fund's Managing General Partners and officers and information about them are included in "Managing General Partners and Officers" in the Statement of Additional Information.

Summary of the Partnership Agreement. The Fund is a limited partnership that issues shares of limited partnership interests that are of one class. As a limited partnership, the Fund is not required to hold annual meetings and does not intend to do so. The Fund will, however, hold meetings of the partners from time to time for purposes such as changing fundamental investment policies, approving an investment advisory agreement or a distribution plan and, at the request of investors owning 10% or more of the shares of the Fund, replacing its general partners. All shares of the Fund are of one class, have one vote and, when issued, are fully paid, nonassessable and redeemable. See "Liability of Limited Partners" below. All shares of the Fund have equal voting, dividend and liquidation rights but have no subscription, preemptive or conversion rights. There is no cumulative voting. The full text of the Partnership Agreement of the Fund is set forth in the Statement of Additional Information. The following statements summarize and explain certain provisions of the Partnership Agreement and are qualified in their entirety by the terms of the Partnership Agreement.

         o Voting Rights of Partners. The Fund's limited partners have the voting, approval, consent or similar rights required under the Investment Company Act for voting security holders. Limited partners of the Fund have the exclusive right to vote on matters affecting the Fund as set forth in the Partnership Agreement. A meeting of the limited partners may be called by the Managing General Partners or by limited partners holding 10% or more of the outstanding shares. Limited partners on the record date of a meeting will be entitled to vote at that meeting if they are admitted as limited partners prior to the meeting date. Under the Partnership Agreement, any Managing General Partner may be removed by the vote of two-thirds of the outstanding shares of the Fund.

         o General Partners. The general partners of the Fund consist of a number of individuals, referred to as Managing General Partners, and one corporate general partner, referred to as the Non-Managing General Partner (together, the "General Partners"). The Managing General Partners have complete and exclusive control over the management, conduct and operation of the Fund's business. The General Partners are elected for an indefinite term by shareholders of the Fund.

         The Partnership Agreement provides that the General Partners are not personally liable to any investor in the Fund for the repayment of any amounts standing in the account of such investor, except by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Partnership Agreement also provides that the General Partners will not be liable to any investor by reason of any failure to withhold income tax with respect to distributions of income or any change in any Federal or state tax laws or in the interpretation of such laws as they apply to the Fund or its investors so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the investors. The General Partners generally are entitled to indemnification from the Fund against liabilities and expenses to which they may become subject in their capacity as General Partners of the Fund, provided they have acted in good faith and for a purpose which they reasonably believed to be in the best interests of the Fund or its investors. Such indemnification by the Fund is limited to the assets of the Fund.

         o Liability of Limited Partners. Generally, limited partners are not personally liable for obligations of a partnership unless they participate in the control of the partnership's business. Under the terms of the Partnership Agreement, the Fund's limited partners do not have the right to participate in the control of the Fund's business, but they may exercise the right to vote on matters affecting the basic structure of the Fund, including matters requiring investor approval under the Investment Company Act.

         Under Delaware law, the liability of each limited partner (in his or her capacity as a limited partner) for the losses, debts and obligations of a Fund is generally limited to that partner's capital contribution (which is the price of shares purchased by that partner net of all sales charges) and his or her share of any undistributed income or assets of the Fund. Limited partners may, however, under certain circumstances, be required to return amounts previously distributed to them for the benefit of the Fund's creditors. The Fund intends to include in its contracts a provision limiting the claims of creditors to the Fund's assets and may carry insurance in such amounts as the Managing General Partners, in their judgment, consider reasonable to cover potential liabilities of the Fund. In addition, the Partnership Agreement for the Fund provides for indemnification out of the Fund's property for any shareholder held personally liable for any obligation of the Fund. The Partnership Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of his or her liability as a limited partner is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above and in view of the character of the operations of the Fund as an investment company, the risk of personal liability to shareholders is extremely remote. The foregoing provisions do not apply to any liability of the Fund arising out of any liability of a limited partner for withholding tax on his or her shares, whether due to improper certification of tax status or otherwise.

     o Admission of Limited Partners. In order to be admitted as a limited partner, a purchaser of shares is required to complete a partnership subscription agreement in the Fund Application included with this prospectus, including a special power of attorney, in the form set forth in the Application. Admission of a purchaser as a limited partner also requires the consent of the Managing General Partners. The Managing General Partners of the Fund, while recognizing that they have the right to withhold their consent, have stated that they intend to give such consent as a matter of course to eligible investors.

         o Prohibition of Assignment or Transfer of Shares. Limited partners of the Fund do not have the right to voluntarily transfer or assign their shares to any other person other than to secure a loan. In the event that a person who is holding shares as collateral forecloses on such collateral, such person shall not have the right to be substituted as a limited partner but shall have the right (upon presentation of satisfactory evidence to the Managing General Partners of the right to succeed to the interests of the limited partner): (1) to redeem the shares and (2) to receive distributions with respect to such shares. Under limited circumstances, a successor in interest of a limited partner shall have the right to be substituted as a limited partner.

         o Term of Existence - Dissolution. The Fund will continue until December 31, 2037, but shall be dissolved before that date if and when: (1) the shareholders of the Fund approve the prior dissolution of the Fund; (2) the Fund disposes of all of its assets; or (3) a General Partner withdraws and the remaining General Partners do not elect to continue the operations of the Partnership; or (4) there are no remaining General Partners (unless the shareholders agree by unanimous vote to continue the Fund in circumstances where the last remaining General Partner was not removed by them, and new General Partners are promptly elected by the shareholders).

         Except by requiring the Fund to redeem outstanding shares as described under "How to Sell Shares," limited partners have no right to the return of any part of their contributions to the Fund until dissolution of the Fund. Distributions by the Fund, whether upon redemption, dissolution or otherwise, will be in proportion to the number of outstanding shares held without regard to the dollar amount contributed to the Fund or the amount of any profits of the Fund received.

     o Other Provisions. The Partnership Agreement also provides for the pricing, purchase and redemption of shares of the Fund as described in this Prospectus, as well as procedures relating to the giving of notices, the calling of meetings and solicitation of shareholder consents. In addition, the Partnership Agreement contains provisions relating to the maintenance of books and records by the Fund, the accounting procedures to be followed by the Fund, the allocation for U.S. Federal income tax purposes of items of income, gain, loss, deduction and credit, and the procedures by which amendments to the Partnership Agreement may be effected. Limited partners have the right to obtain current copies of the Partnership Agreement and certain other records of the Fund. The records of the Fund, although available to limited partners upon request and to certain other persons in connection with Fund business, are not matters of public record.

The Manager and Its Affiliates. The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $60 billion as of March 31, 1997, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

         o Fees and Expenses. Subject to the authority of the Managing General Partners, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Fund pays Manager a fee computed on the aggregate net assets of the Fund as of the close of business each day and payable monthly at the following annual rates: 0.45% of the first $500 million of net assets and 0.40% of net assets over $500 million. See "The Manager and Its Affiliates" in the Statement of Additional Information for more complete information about the Investment Advisory Agreement, including a description of exculpation provisions, portfolio transactions, and Fund expenses.

     o The Custodian. The Custodian of the assets of the Fund is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian.

         o The Transfer Agent. Shareholder Services, Inc., a subsidiary of the Manager, acts as transfer agent and shareholder servicing agent on an at cost basis for the Fund and other mutual funds advised by the Manager, and as transfer agent for certain other funds managed by persons unaffiliated with the Manager. Direct shareholders should forward any inquiries regarding the Fund to the Transfer Agent at the address or either of the phone numbers shown on the back cover of this Prospectus. Program participants should direct any inquiries regarding the Fund to their brokers or dealers.

ABOUT YOUR ACCOUNT

How to Buy Shares

As stated above, the Fund's shares are offered only to foreign investors who are not treated as U.S. citizens or residents or as U.S. corporations, partnerships, trusts or estates under the Internal Revenue Code ("eligible foreign investors"). All purchasers of the Fund's shares are required to become limited partners of the Fund. (See "Admission of Limited Partners," above.)

         Shares of the Fund may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details), but there is no guarantee that the Fund will maintain a stable net asset value of $1.00 per share. Shares may be purchased through "Automatic Purchase and Redemption Programs" or "Direct Purchases," described below. The Fund's shares may be purchased through any dealer or broker which has a sales agreement with the Fund's distributor, Centennial Asset Management Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, or with OppenheimerFunds Distributor, Inc., also a wholly-owned subsidiary of the Manager, which acts as the Sub-Distributor of the Fund's shares pursuant to an agreement with the Distributor. Dealers and brokers purchasing shares by phone should call the Distributor at 1-800-525-7041. The Distributor may, in its sole discretion, accept or reject any order to purchase the Fund's shares.

         All checks for the payment of purchases of Fund shares should be drawn only on U.S. banks and must be payable in U.S. dollars. Subject to the discretion of the Distributor, checks drawn on non- U.S. banks will not be considered payment and shares will not be purchased for the investor's account until U.S. dollars are collected (in Federal Funds) from the check by the Fund. If there are collection charges on such checks, those charges may be deducted from the purchase payment, thereby reducing the number of shares purchased. No daily distributions will begin to accrue for investors submitting such checks until the regular business day after shares are purchased with Federal Funds in U.S. dollars collected on the purchase check. (see "Distributions," below).

         The minimum  initial  investment  is $500  ($2,500 if by Federal  Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado, 80217 with the name(s) of all account owners, the account number and the name of the Fund. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting distributions from any of the "Eligible Funds" (see "Exchange Privilege" below) or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan, initial and subsequent investments must be at least $25. No share certificates will be issued for shares of the Fund unless specifically requested in writing by an investor or the dealer or broker.

         The Fund intends to be as fully invested as practicable to maximize its yield. Therefore, daily distributions will accrue on newly-purchased shares only after the Distributor accepts the purchase order at its address in Englewood, Colorado, on a day The New York Stock Exchange (the "Exchange") is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

         The Fund's offering price (and net asset value) for its shares is determined twice each regular business day at 12:00 Noon and at the close of the Exchange, which is normally 4:00 P.M. (all references to time in this Prospectus mean New York time), but may be earlier on some days, by dividing the value of the Fund's net assets by the number of shares outstanding. The Fund's Managing General Partners have established procedures for valuing the Fund's securities, using the "amortized cost method" of valuation, as described in "Determination of Net Asset Value Per Share" in the
Statement of Additional Information.


Special Tax Considerations. Because the Fund is organized as a limited partnership based in the United States and relies on certain provisions of the Internal Revenue Code in operating in a manner designed to eliminate U.S. Federal income tax and withholding on distributions of interest to shareholders, certain tax factors about the Fund's operations, discussed more fully under "Tax Considerations for Fund Investors," below, should be considered by prospective investors before investing. All prospective investors must furnish the Fund with a Certificate of Foreign Status on Form W-8, together with the Special Power of Attorney and representations. If the Fund does not receive a Certificate of Foreign Status on Form W-8 for an investor, the Fund must withhold U.S. Federal income tax from any distributions to the shareholder to the extent that such distributions include income from U.S. sources. By completing the Application, each prospective investor is signing the Fund's Partnership Agreement and consenting to the disclosure of the information contained in the Certificate of Foreign Status (including the investor's name and address) to the Fund and, to the extent required by the Internal Revenue Code, to the U.S. Internal Revenue Service and to issuers of securities in which the Fund invests.


Purchases Through Automatic Purchase and Redemption Programs. Shares of the Fund are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into an agreement with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Fund if the Fund has been selected as the primary fund by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. Each Program may have minimum investment requirements established by the broker-dealer. The description of each Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of the Fund through a Program should be directed to the broker-dealer.

Direct Purchases. An eligible foreign investor who does not participate in a Program (a "direct shareholder") may directly purchase shares of the Fund or may purchase shares through any broker-dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment, either (1) complete a Centennial Funds New Account Application (enclosed with this Prospectus) and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) by Federal Funds wire, as described below. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

         o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the Application, if the account is new) is accepted by the Distributor. Distributions will begin to accrue on such shares the next regular business day after the purchase order is accepted and Federal Funds are available. For checks not drawn on a U.S. bank in U.S. dollars, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and distributions will begin to accrue on such shares on the next regular business day. The minimum initial investment by check is $500.

     o Payment by Federal Funds Wire. Shares of the Fund may be purchased by direct shareholders by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457 (from within the U.S.) or 303-671-3200 (from outside the U.S.) to notify the Distributor of the transmittal of the wire and to order the shares. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737- 5666, for further credit to Centennial America Fund, L.P. (Custodian Account No. 846080).

         The wire must state the investor's name. Distributions will begin to accrue on newly-purchased shares on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Distributions will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account and the investor's Certificate of Foreign Status (Form W- 8).

         o Automatic Investment Plan. Under an Automatic Investment Plan, direct shareholders may make automatic monthly investments in the Fund (minimum $25) by authorizing the Fund's Transfer Agent, as agent for the Distributor, to debit the investor's account at a U.S. domestic bank, savings and loan association or credit union. If a new account is being established under the Plan, a check (minimum $25) for the initial investment must accompany the Application. The authorized amount may be changed or participation in the Plan may be terminated at any time by writing to Shareholder Services, Inc. ("the Transfer Agent"). A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Automatic Investment Plans at any time without prior notice.

Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of the Fund's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Fund's Custodian prior to 2:00 P.M. on the same day. Distributions on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of the New York Stock Exchange (which is normally 4:00 P.M.) on a regular business day with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Custodian prior to the close of the Exchange the next regular business day, the order will be effected at the close of the Exchange on the day the order is received, and distributions on such shares will begin to accrue on the next regular business day if the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Fund's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 noon, the order will be effected at the close of the Exchange that day and distributions will begin to accrue on such shares on the purchase date.

General. Dealers and brokers who process orders for the Fund's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from the Fund. The Distributor, in its sole discretion, may accept or reject any order for purchase of the Fund's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Managing General Partners whenever they judge it in the best interest of the Fund to do so.

Service Plan. The Fund has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Fund shares. The Distributor will use all the fees received from the Fund to compensate dealers, brokers, banks, or other institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Fund shares. The services to be provided by Recipients under the Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in Fund shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. Plan payments by the Fund to the Distributor will be made quarterly in the amount of the lesser of (i) 0.05% (0.20% annually) of the net asset value of the Fund, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Managing General Partners. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Fund by up to 0.20% of its average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Fund), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How To Sell Shares

Program Participants. Program participants may redeem shares held in the Program by writing checks as described below, or by contacting their dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through their dealer or broker.

Shares of the Fund Owned Directly. Shares of the Fund owned by a direct shareholder (not through a Program) may be redeemed in the following ways:

         o Regular Redemption Procedures. A direct shareholder who wishes to redeem some or all shares in an account (whether or not represented by certificates) under the Fund's regular redemption procedures must send the following to the Fund's transfer agent, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200
E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or foreign bank having a U.S. correspondent bank or a U.S. registered dealer and broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) share certificates, if any, issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to similar requirements.

         A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all direct shareholders of record, to be sent to the address of record for that account. To avoid delay in redemption, direct shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 (from within the U.S.) or 303-671-3200 (from outside the U.S.) before submitting a request. From time to time, the Transfer Agent, in its sole discretion, may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

         o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature guaranteed instructions to the Transfer Agent from all shareholders of records. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 noon, New York time, normally will be transmitted by the Transfer Agent to the shareholder's designated U.S. bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn accrued interest on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated U.S. bank account on the next bank business day after the redemption. Shares redeemed between 12:00 noon and the close of the Exchange earn accrued interest on the redemption date but no interest is paid on the proceeds of redeemed shares awaiting transmittal by wire. There is normally a $10.00 fee for Federal Funds wire redemption. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

         |X| Check Writing. Upon request, the Transfer Agent will provide any direct shareholder or Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Fund (the "Bank"). Program participants must arrange for checkwriting through their brokers or dealers. The Transfer Agent will arrange for checks written by direct shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Shareholders of joint accounts may elect to have checks honored with a single signature. Checks may be made payable to the order of anyone in any amount not less than $250 and will be subject to the Bank's rules and regulations governing checks. For Program participants, checks will be drawn against the primary account designated by the Program participant. If a check is presented for an amount greater than the account value, it will not be honored. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by check writing. A check presented to the Bank for payment that would require redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Fund to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue check writing privileges at any time without prior notice.

         o Telephone Redemptions. Direct shareholders of the Fund may redeem their shares by telephone by calling the transfer Agent at 1-800-852-8457. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone in any seven day period.

         The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Fund's regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

         o Automatic Withdrawal Plans. Direct shareholders of the Fund can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of the Exchange, three days prior to the date requested by the shareholder for receipt of the payment. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. For further details, refer to "Automatic Withdrawal Plan Provisions" in the Statement of Additional Information.

General Information on Redemptions. The redemption price will be the Fund's net asset value per share next determined after the Transfer Agent's receipt of a redemption request in proper form. Under certain circumstances, the Fund may involuntarily redeem small accounts if the account has fallen below $1,000 in value. For details, see "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information. Payment for redeemed shares is made ordinarily in cash in U.S. dollars and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase payment has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder purchases shares by Federal Funds wire or through a Program, or arranges telephone or written assurance satisfactory to the Transfer Agent from the bank upon which the purchase payment was drawn. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by checkwriting. A check presented to the Bank for payment that would require the redemption of some or all of the shares so purchased is subject to non-payment. The Fund makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions but such charge can be avoided by requesting the redemption directly by the Fund through the Transfer Agent. Under certain circumstances, the proceeds of a redemption of Fund shares acquired by exchange of shares of Eligible Funds purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege," below).

Exchanges of Shares

Exchange Privilege. Shares of the Fund held under a Program may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust and Centennial Tax Exempt Trust (collectively, the "Centennial Trusts") only by instructions of the broker. Shares of the Fund may, under certain circumstances, be exchanged by direct shareholders for Class A shares of certain Oppenheimer funds (collectively referred to as "Eligible Funds"). See "Exchanges of Shares" in the Statement of Additional Information for a list of the Eligible Funds. That list can change from time to time.

         There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except Money Market Funds (as defined in the Statement of Additional Information.) Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.

         Shares of the Fund and of other Eligible Funds may be exchanged at net asset value if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state or other jurisdiction of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; (4) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the fund whose shares are to be acquired; and (5) the investor is eligible to purchase shares of the fund to be acquired. Shares of the Fund may be acquired by exchange of shares of other Eligible Funds only if the shareholder is an "eligible foreign investor," as described above under "How to Buy Shares" and the shareholder submits a Form W-8, a Special Power of Attorney form and Fund Application with the exchange instructions.

         In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Funds; shares of any Money Market Fund (including the Fund) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of the Fund acquired by reinvestment of distributions from any Eligible Fund except Oppenheimer Cash Reserves or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of the Fund, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Fund not subject to the CDSC are redeemed first, including shares purchased by reinvestment of distributions and capital gains distributions from any Eligible

Fund or shares of the Fund acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How To Exchange Shares. An exchange may be made by direct shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Fund may exchange shares of the Fund for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Fund may modify, suspend or discontinue this exchange privilege at any time. Although the Fund will attempt to provide shareholders with notice whenever reasonably able to do so, it may impose these changes at any time. The Fund reserves the right to reject exchange requests submitted in bulk on behalf of 10 or more accounts. Exchange requests must be received by the Transfer Agent by the close of the Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full exchanges, any special account features such as Automatic Investment Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from the shareholder(s) of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

         The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made.

Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date") as of the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund, in its sole discretion, reserves the right to refuse any exchange request that may disadvantage it.

         The Eligible Funds have investment objectives and policies that differ from those of the Fund, are not designed solely for foreign investors, and therefore are not subject to the same tax considerations as the Fund and their dividends and distributions paid to foreign shareholders may be subject to withholding of U.S. Federal income tax. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of customers may charge for their services. Direct shareholders may avoid those charges by requesting the Fund directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Telephone Instructions. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring callers to provide tax identification numbers and other account data or by using PINs and by recording telephone calls and confirming such transactions in writing. If the Transfer Agent does not use such procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of any telephone instructions it reasonably believes to be genuine.

Distributions and Taxes

Distributions. The Fund intends to declare daily distributions of all of its net investment income, as defined below, each regular business day, and to pay such distributions monthly, on a date set by the Managing General Partners, which will normally be the third Thursday of each month. Such distributions will be payable to shareholders as set forth in "How to Buy Shares," above. If a shareholder  redeems  all  shares  at any time  during a month,  the  redemption proceeds include distributions accrued up to the redemption date. Such redemption proceeds will include all distributions accrued up to the redemption date for shares redeemed prior to 12:00 noon, and include all distributions accrued through the redemption date for shares redeemed between 12:00 noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days.

         All distributions for the accounts of Program participants are automatically reinvested in additional shares of the Fund. Distributions accumulated since the prior payment will be reinvested on the payment date in full and fractional shares of the Fund at net asset value. Such investors may receive cash payments by asking the broker to redeem shares. Participants in Programs will receive account statements directly from their dealers reflecting any account activity. Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Fund shares prior to redemption of such shares by the Fund. In such cases, the shareholder will be entitled to distributions on such shares only up to and including the date of such payment. Distributions on such shares accruing between the date of payment and the date such shares are redeemed by the Fund will be paid to the broker-dealer. It is anticipated that such payments will occur only to satisfy debit balances arising in a shareholder's account under a Program.

         Distributions payable to direct shareholders of the Fund will also be automatically reinvested in shares of the Fund at net asset value on the payment date, unless the shareholder asks the Transfer Agent in writing to pay distributions in cash or to reinvest them in another Eligible Fund, as described in "Reinvestment of Distributions in Another Fund" in the Statement of Additional Information. The minimum initial and subsequent purchase requirements are waived as to such purchases. Distributions and the proceeds of redemptions of Fund shares represented by checks returned to the Fund by the Postal Service as undeliverable will be reinvested in shares of the Fund, as promptly as possible after the return of such checks to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

         The Fund's net investment income for distribution purposes consists of all interest accrued on portfolio assets, less all expenses of the Fund for such period. Accrued market discount is included in interest income; amortized market premium is treated as an expense. Although distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently, the Fund does not expect to realize long-term capital gains and therefore does not contemplate payment of any capital gains distribution. Distributions from net realized gains will not be distributed unless the Fund's capital loss carry forwards, if any, have been used or have expired. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund, under certain circumstances, may withhold distributions or make distributions from capital or capital gains.

         Taxes. The discussion below relates principally to U.S. Federal income tax laws. Distributions may be subject to state and local taxation and taxation under the laws of foreign countries. The value of Fund shares owned directly by a non-U.S. citizen may be subject to U.S. (and possibly state) estate taxes upon such investor's death, subject to certain exemptions and to the terms of any applicable tax treaty between the U.S. and the investor's country of residence. The tax consequences of investing in the Fund will depend upon the jurisdiction in which the investor is subject to taxation. The discussion below assumes a shareholder of the Fund generally is not subject to U.S. tax or withholding with respect to other income or activities unrelated to an investment in the Fund; otherwise, the discussion below may not apply. Distributions from the Fund will not be eligible for the distributions-received deduction for corporations under the Internal Revenue Code. Shareholders should consult a qualified tax advisor since the discussion below is only a summary and is not exhaustive.

         Because shareholders are limited partners of the Fund, consistent with the Fund's Partnership Agreement, each shareholder will be allocated a proportionate share of any net income and realized gains (or losses) for U.S. Federal income tax purposes even if not distributed. Allocations of items of income, gain, loss, deduction and credit of the Fund for U.S. Federal income tax purposes are made in a manner intended to reflect each shareholder's respective interest in the Fund. While there can be no assurance that the tax allocations made by the Fund will be respected by the United States Internal Revenue Service (the "IRS"), the allocations are made in a manner intended to approximate the economic experience of each shareholder, as a limited partner, with respect to such shareholder's investment in the Fund. After each calendar year, the Fund is required to send shareholders (regardless of whether they are or are not U.S. taxpayers) and to file with the IRS a U.S. Federal tax form (Form 1065, Schedule K-1) which identifies their share of net income, gains and losses for the taxable year. The Fund will also file an annual information return with the IRS with respect to each non- U.S. shareholder (which includes, as an attachment, the Form W-8 furnished by the shareholder) indicating, if applicable, that no amount was withheld with respect to income allocated to such shareholder that qualified for the "portfolio interest" exemption or any other applicable exemption under the Internal Revenue Code. The Fund may be required to send shareholders additional forms under certain circumstances, for example Form 1042S. Shareholders should consult their tax advisors regarding any tax forms received from the Fund.

Tax Status of the Fund. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to limited partnerships, and has obtained a ruling from the IRS that the Fund will be classified as a partnership and that its general and limited partners will be treated as partners for Federal income tax purposes. The Revenue Act of 1987 (the "Act"), which was enacted into law on December 22, 1987, after the Fund had received its ruling, provides that so-called "publicly traded partnerships" shall generally be characterized as corporations rather than as partnerships for Federal income tax purposes. It would appear that the Fund would be characterized as a corporation under the Act. However, because the Fund was in existence on December 17, 1987, under special "grandfathering" provisions of the Act, it should qualify as an "existing partnership" for purposes of the Act. Accordingly, as an "existing partnership," the Fund would not be classified as a corporation until January 1, 1998. (See the discussion below regarding the consequences to the Fund and its investors after December 31, 1997, once the Fund is characterized as a corporation pursuant to the Act.)

         As a limited partnership, the Fund is not subject to U.S. Federal income tax, and the character of any income earned or capital gains realized by the Fund flows through directly to its shareholders. Shareholders of funds generally are liable for payment of taxes on their allocated share of fund income and realized capital gains. However, to the extent the Fund earns "portfolio interest" income, eligible foreign investors who are not subject to payment or withholding of U.S. tax on these types of income are likewise not subject to payment or withholding of U.S. tax on their allocated share of these types of income from the Fund, subject to the conditions stated below.

         Although a ruling from the IRS has been obtained, foreign investors should note that the IRS or the U.S. courts may ultimately determine that the Fund should be characterized at all times for U.S. Federal income tax purposes as an association taxable as a corporation, rather than as a partnership. Moreover, application of the "publicly-traded partnership" provisions of the Internal Revenue Code will result in the Fund being characterized as a corporation for Federal income tax purposes after December 31, 1997. Characterization of the Fund as an association taxable as a corporation for U.S. Federal income tax purposes will result in the imposition of both a U.S. Federal corporate income tax on earnings of the Fund and the imposition of U.S. Federal income tax and withholding on distributions to the limited partners of the Fund because such distributions would be characterized as "distributions" subject to withholding tax rather than as interest income eligible for the "portfolio interest" exemption and capital gains.

Tax Considerations for Fund Investors. A foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) who is engaged in a trade or business in the United States will be subject to U.S. Federal income tax on any ordinary income and capital gains at the same rates applicable to U.S. persons on the foreign investor's allocable share of ordinary income and capital gains realized by the Fund to the extent such income and gains are deemed to be effectively connected with the conduct of such foreign investor's trade or business and U.S. taxation of such income and gains is not avoided under the terms of an applicable U.S. income tax treaty. For this purpose, foreign investors will be deemed to be engaged in a trade or business in the U.S. and will be subject to U.S. Federal income tax on their allocable share of the Fund's net income and capital gains if the Fund were deemed to be engaged in a trade or business in the U.S. If the Fund were deemed to be engaged in a trade or business in the U.S., it would also be required to withhold U.S. Federal income tax at the maximum rate applicable to the investor on income earned. The Fund has obtained an opinion of counsel to the effect that neither the Fund nor its investors, solely by virtue of their investment in the Fund, should be deemed to be engaged in a trade or business in the United States if the Fund adheres to its stated investment objective, policies and restrictions and to certain guidelines concerning its investment activities. The Fund intends to comply with those restrictions and guidelines. Consequently, any foreign investor in the Fund should not be deemed to be engaged in a trade or business in the United States solely by virtue of an investment in the Fund. Although the Fund and its tax counsel rendering such opinion believe that their position is fully supported by applicable law, there can be no assurance that the IRS or a court of law would not take a contrary position. If the Fund is deemed to be engaged in a U.S. trade or business by a court of law, then its portfolio interest would be subject to U.S. Federal income tax and the Fund would be obligated to withhold tax on all income allocated to shareholders.

         Assuming that a foreign investor purchasing Fund shares is not engaged in a trade or business in the United States, such investor's share of ordinary income realized by the Fund will not be subject to U.S. Federal income tax (including withholding of such taxes), if (i) the ordinary income consists of interest income which qualifies for the "portfolio interest" exemption under Sections 871(h) and 881(c) of the Internal Revenue Code, (ii) the foreign investor has furnished a valid and effective IRS Form W-8 (or substitute form) to the Fund, (iii) the Fund has no actual knowledge that the investor is, in fact, a U.S. person, and (iv) the investor properly certifies, if so required, that the beneficial owner of such investment is not (a) a "10% shareholder" (as defined in Section 871(h)(3) of the Code) of the issuer of the security held by the Fund which generates the interest income, (b) a controlled foreign corporation related to such issuer, or (c) a bank deemed to be receiving such interest (other than interest on an obligation of the United States) on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business. The Fund has been advised that interest income will qualify for the "portfolio interest" exemption if it is paid with respect to a publicly-offered, registered debt obligation issued after July 18, 1984, with respect to which the Fund, which would otherwise be required to withhold U.S. Federal income tax from such interest under Sections 1441 or 1442 of the Internal Revenue Code, has received a valid and effective statement (such as that contained in the Application and Form W-8) that the beneficial owner of the obligation is not a U.S. person. It should be noted that interest income received by the Fund on certain short-term investments may not qualify for the "portfolio interest" exemption. Accordingly, the portion of such interest allocable to foreign shareholders would be subject to U.S. Federal income tax (including withholding taxes) during the calendar year such interest is received by the Fund.

         A non-U.S. investor who is not "engaged in a trade or business" in the United States for purposes of the Internal Revenue Code generally will not be subject to U.S. Federal income tax (or withholding) on that investor's allocated share of net short-term or long-term capital gains realized by the Fund, provided that, in the case of an investor who is a person, the investor is not physically present in the U.S. for 183 or more days during the year or for such other period as would cause the investor to be treated as a U.S. resident under the Internal Revenue Code. Proceeds of redemption of Fund shares also will not be subject to U.S. tax if they constitute non-U.S. source income by virtue of the investor's non-U.S. status. However, even if the proceeds of share redemptions are not subject to U.S. tax under such rules, the Fund nevertheless may be required to withhold on the portion of such proceeds that represents the investor's allocable share of income or gains of the Fund that would otherwise be subject to withholding.

         Foreign investors who do not furnish a valid and effective Form W-8 or otherwise properly certify, if required by U.S. Federal tax laws, that such investor is not a "10 percent shareholder" or a controlled foreign corporation of the issuer, may be subject to U.S. withholding taxes on their allocated shares of all income realized by the Fund (regardless of its source). Foreign shareholders are required to furnish a Form W-8 every three calendar years. As previously discussed, regardless of whether a valid and effective Form W-8 is furnished, foreign shareholders may be subject to U.S. withholding taxes on their allocated shares of income realized by the Fund from sources other than "portfolio interest" income and net realized capital gains unless such withholding taxes are reduced or eliminated under the terms of an applicable U.S. income tax treaty and the investor complies with all procedures for claiming the benefits of such a treaty. It is the intention of the Fund to withhold amounts required by the Internal Revenue Code with respect to non-qualifying income and/or nonqualifying investors.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112                       Centennial America Fund, L.P.

Sub-Distributor                                 Prospectus
OppenheimerFunds Distributor, Inc.
P.O. Box 5254                                   Dated April 23, 1997
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310 (from within the U.S.)
303-671-3200 (from outside the U.S.)

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

PR0870.002.0497                                       Printed on Recycled Paper